Exhibit 10.140

AMENDMENT

to the

PARTICIPATING PHYSICIAN GROUP AGREEMENT

between

HEALTH NET, Inc. Affiliates

and

SIERRA MEDICAL GROUP

The Participating Physician Group Agreement (“Agreement”) dated January 1, 1998 between Sierra Medical Group a Participating Physician Group (“PPG”) and Health Net, Inc. Affiliates (“HNI”) as subsequently amended on November 1, 2000 and the amendment executed on February 28, 2001, is hereby amended effective January 1, 2003.

HNI and PPG hereby agree to amend the Agreement as follows:

1.                                       Addendum A, Benefit Programs and Affiliates, is hereby deleted in its entirety and replaced with a new Addendum A. Benefit Programs and Affiliates attached hereto and incorporated herein.

2.                                       Addendum C, Medicare Health Maintenance Organization (HMO) Benefit Programs is hereby deleted in its entirety and replaced with a new Addendum C.  Medicare Health Maintenance Organization (HMO) Benefit Programs attached hereto and incorporated herein.

Except as so amended, all other provisions of the Agreement shall remain unchanged and in effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their officers duly authorized, to be effective on the date and year first written above.

Sierra Medical Group	Health Net, Inc. Affiliates

/s/ Peter G. Goll	/s/ Jenni Vargas
Signature	Signature

Peter G. Goll	Jenni Vargas
Print Name	Network Management and Development
Officer

Senior Vice President
Title

1-17-03	1-27-03
Date	Date

*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

ADDENDUM A

BENEFIT PROGRAMS AND AFFILIATES

I.                                         BENEFIT PROGRAMS

Benefit Program participation included under this Agreement is as follows:

BENEFIT PROGRAM	ADDENDUM	PPG PARTICIPATION Yes/No
Standard HMO	B	YES
Flex Funded HMO	B	YES
Small Group HMO	B	YES
Individual HMO	B	YES
AIM	B	YES
Medicare COB	B	YES
Commercial POS	B	YES
Medicare HMO	C	YES
Medicare POS	C	NO
PPO EPO POS (out-of-network)	D	YES
Medi-Cal	F	NO
TRICARE	G	YES
Occupational Medicine	H	YES
Healthy Families	I	YES
Financial Solvency Requirements	J	NO

II.                                     AFFILIATES

Upon execution of this Agreement, the Affiliates primarily using this Agreement include, but are not limited to, the following Health Net of California, Inc; Health Net Life Insurance Company; Health Net Federal Services Inc; Employer and Occupational Services Group (EOS); Foundation Integrated Risk Management Solution, Inc., and Foundation Health Systems Life and Health Insurance Company.  The Affiliates are defined in Section 1.1 of this Agreement.

Notwithstanding the foregoing, PPG agrees that any other Affiliate of HNI not listed above may access the rates set forth in this Agreement and Addenda.  This would include Members of non-California based Affiliates who may receive Contracted Services from PPG.

ADDENDUM C

MEDICARE HEALTH MAINTENANCE ORGANIZATION (HMO) BENEFIT PROGRAMS

PPG understands and agrees that the obligations of HNI set forth in this Addendum are only the obligations of Health Net of California.  A California Health Plan, (hereafter “HMO”) and not the obligations of HNI or any other Affiliate of HNI PPG shall be compensated according to this Addendum C and this Addendum shall be applicable to only those Medicare HMO Members.

A.                                    DEFINITIONS.  For purposes of this Addendum C, the definitions included herein shall have the meaning required by law to applicable Medicare Benefit Programs.

1.                                      Downstream Providers.  A Participating Provider who or which is contracted with Provider to render services to Members.

2.                                      Centers for Medicare & Medicaid Services (CMS).  The Centers for Medicare and Medicaid Services which is the agency of the federal government responsible for administration of the Medicare Benefit program.

3.                                      In-Network Services.  Covered Services provided or arranged for through a Member’s selected or assigned PCP or PPG.

4.                                      Medicare – Choice (M–C) Organization or M+CO.  A health plan Provider or Downstream Provider sponsored organization who has entered into an agreement with CMS to provide Medicare beneficiaries with health care options.

5.                                      Medicare Enrollment Area.  The area approved by CMS and the State regulatory agency as the area in which HMO may market and enroll Medicare HMO Members.  At any given time during the term of the Agreement, the Medicare Enrollment Area consists of the list of zip codes currently approved by CMS and/or the State regulatory agency as the Medicare Enrollment Area.  (This is not the area for which PPG shall be responsible for “in-area” services.

6.                                      Medicare HMO Member.  An individual who has enrolled in or elected coverage in Health Net Seniority Plus, an M–C Organization.

7.                                      Monthly Revenue.  The amount equal to the applicable CMS payment.

8.                                      Medicare Regulations.  PPG shall assume the financial responsibility for any failure to comply with Medicare Regulations, including, but not limited to, failure to provide records when requested and failure to provide or document Notice(s) of Non-Coverage to Members.

B.                                    MEDICARE HMO BENEFIT PROGRAMS.

1.                                      HMO Benefit Program.  The Medicare HMO Benefit Program shall apply to Medicare HMO Members; any per Member per month (“PMPM”) or any percent of Monthly Revenue calculation under Addendum C shall be based on Medicare HMO Members.

2.                                      Capitation: PPG Capitated Services.

2.1                               Compensation for PPG Capitated Services.  As compensation for rendering PPG Capitated Services as defined herein.  HMO shall pay PPG Capitation at *** of Monthly Revenue as set forth below for each Medicare HMO Member eligible to receive such services from PPG during any particular month.  Capitation shall be computed on the basis of the most current information available and shall be paid by HMO by wire transfer on or before the fifteenth (15th) day of each month or the first business day following the fifteenth if the fifteenth is a holiday or on a weekend or within two (2) days of CMS’s payment to HMO, whichever is later.  Each Capitation payment shall be accompanied by a remittance summary.  The remittance summary identifies the total Capitation payable and those Medicare HMO Members for whom Capitation is being paid.  In the event of a Capitation error, resulting in an overpayment or underpayment to PPG.  HMO shall adjust subsequent Capitation to offset such error.

2.2                               Professional Stop Loss Program.

PPG elects not to participate in the Professional Stop Loss Program.  PPG shall provide HMO with proof of Professional Stop Loss coverage.

2.3                               Compensation to Other Providers of PPG Capitated Services.  PPG shall compensate all providers of PPG Capitated Services to Medicare HMO Members assigned to PPG.  In the event that PPG does not process and pay eligible claims submitted to PPG for Capitated Services within applicable time limits.  HMO may pay such claims at the lesser of HMO’s contract rate with such provider, if any, the PPG’s subcontract terms, or the provider’s billed charges.  HMO shall deduct any such claim amounts paid from PPG’s Capitation, as set forth in the Operations Manual.

3.                                      Shared Risk Program.

3.1                               Shared Risk Budget.  As a contingency for any PPG liability under the Shared Risk Program.  HMO shall deduct four percent (4%) of PPG’s Capitation and place such amount in the Withhold Fund as described in the Agreement.  Each month, HMO shall fund the Shared Risk Budget for each eligible Medicare HMO Member at forty-seven percent (47%) of Monthly Revenue.

3.2                               Shared Risk Budget Surplus.  In the event of a Shared Risk Budget surplus, PPG’s share of the surplus shall be limited to the lesser of (a) *** of the Shared Risk Budget surplus, or (b) an amount not to exceed *** of the annual gross PPG Capitation.

3.3                               Shared Risk Budget Deficit.  In the event of a Shared Risk Budget deficit, PPG’s share of the deficit shall be limited to the lesser of (a) *** of the Shared Risk Budget deficit, or (b) an amount not to exceed *** of the annual gross PPG Capitation.  Subject to Section 4.3. of the Agreement, any amounts payable by PPG shall be offset against the Withhold Fund and any other amount payable by HMO.

In the event a deficit remains in the Shared Risk Program after such offset, such deficit shall be carried forward to be applied against future years Shared Risk Program surpluses and withhold funds.

3.4                               Shared Risk Reinsurance.  PPG shall participate in the Shared Risk Reinsurance program.  The cost to the PPG for the Shared Risk Reinsurance program shall be calculated as follows.

(a)                                  Out-of-Area Emergency and Urgently Needed services: *** of the applicable Medicare HMO Member’s CMS payment and county premium, if any.

Out-of-Area Emergency and Urgently Needed services are reimbursed at *** of cost, and the remaining *** of the cost shall be charged against the Shared Risk Budget.

(b)                                 In-Area Shared Risk services *** of the applicable Medicare HMO Member’s CMS payment and county premium, if any.

The cost of In-Area Shared Risk services utilized by a Medicare HMO Member in a Reconciliation Period shall be charged against the Shared Risk Budget as follows: *** of any amount over ***.

4.                                      Pharmacy Budget.  Each month, HMO shall fund the Pharmacy Budget as set forth in this Addendum C for applicable Medicare HMO Members.

C.                                    ADMINISTRATION OF SHARED RISK BUDGET FOR MEDICARE HMO.

1.                                      Shared Risk Administration.  Each Reconciliation Period, HMO shall calculate Shared Risk Claims in accordance with the Operations Manual and compare such claims to the corresponding Shared Risk Budget.

HMO shall perform both an interim and final settlement.  In the event any amounts remain in the Withhold Fund following the reconciliation of any shared risk program, those excess funds shall be paid to PPG by April 30 of the following year.  In the event that such claims are less than the Shared Risk Budget for the Interim Period.  PPG’s share of the settlement shall be seventy-five percent (75%), subject to Section 4.3 of the Agreement.  Shared Risk Claims with dates of service within the Reconciliation Period and paid by March 31 of the following year shall be used in the calculation.  Shared Risk Services incurred within the Reconciliation Period but paid after March 31 of the following year will be included in the next Reconciliation Period calculation.

2.                                      Withhold Fund and Determination of Maximum Downside Shared Risk Deficits.  Notwithstanding any provision in the Agreement or in any Addendum hereto to the contrary, PPG’s total downside liability for all Shared Risk Budget deficits shall not exceed twenty percent (20%) of PPG’s gross annual Capitation.  Any and all Withhold Fund amounts, as set forth herein shall be applied to offset such total downside liability.

3.                                      Pharmacy Reconciliation For Medicare HMO Members  [This section does not apply to all group members]  For each Reconciliation Period, HMO shall calculate pharmacy claims subject to this Program as as outlined in the Operations Manual.  HMO shall compare such claims to the corresponding Pharmacy Budget.  In the event pharmacy claims are less than the Pharmacy Budget, PPG’s share of the Pharmacy Budget surplus shall be fifty percent (50%).  In the event pharmacy claims exceed the Pharmacy Budget, PPG’s share of the Pharmacy Budget deficit shall be fifty percent (50%).  HMO shall perform an interim and final settlement for the Pharmacy Risk Sharing Program.  The timing of these settlements shall correspond to the interim and final settlements of other shared risk programs.  Subject to Section 4.3 of the Agreement any Pharmacy Budget deficit shall be offset against any amounts payable by HMO or any amounts remaining in the Withhold Fund, or shall be offset against Capitation.  In the event the Withhold Fund eliminates the Pharmacy Budget deficit, any amounts remaining in the Withhold Fund shall be paid to PPG within one hundred twenty (120) calendar days after the end of the Reconciliation Period.

D.                                    Immunizations.

1.                                      Immunizations:  PPG assumes financial responsibility for immunization under the capitation rate set forth in this Addendum.  New immunizations approved by American Academy of Pediatrics and the Advisory Committee on Immunization Practices (ACIP) of the US Public Health Service, after the effective date of the Agreement shall be reimbursed by HMO at rates that are negotiated in good faith based on experiential data which shall be manually agreed upon by HMO and PPG.  In the event HMO and PPG cannot agree upon such rates.  PPG shall be reimbursed in accordance with Addendum E.

E.                                      OTHER SERVICES.

1.                                      Contracted Services.  PPG and Member Physicians shall render Contracted Services which are not PPG Capitated Services to Members covered under this Addendum C and shall be compensated on a fee-for-service basis at the rates set forth in Addendum E.  PPG shall claims in accordance with the terms of the Agreement.

F.                                      ACCESS:  RECORDS AND FACILITIES

PPG agrees:

1.                                       To pay for emergency and urgently needed services consistent with federal regulations, if such services are PPG’s liability.

2.                                       To pay for renal dialysis services for Members temporarily outside the service area.  If such services are PPG’s liability.

3.                                       To direct access to mammography screening and influenza vaccinations.

4.                                       To direct access to in-network women’s health specialist for women for routine and preventative services.

5.                                       To have approved procedures to certify, assess and establish a treatment plan for Members with complex or serious medical conditions.

G.                                    MEMBER PROTECTIONS/ACCESS:  BENEFITS & COVERAGE

PPG agrees:

1.                                      To not collect any co-payment or other cost sharing for influenza vaccine and pneumococcal vaccines

2.                                      To provide access to benefits in a manner described by CMS.

3.                                      To protect Members who are hospitalized from loss of benefits through the date of discharge or through the period of time CMS premiums are paid.

4.                                      To work with HMO in conducting a health assessment of all new Members within ninety (90) days of the effective date of enrollment.

H.                                    COMPLIANCE

PPG agrees:

1.                                      The PPG must notify any Participation Provider being terminated, in writing of the reason(s) for denial, suspension or termination determinations.

2.                                      To comply with all applicable HMO procedures and the Operations Manual including but not limited to the accountability provisions.

3.                                      To comply with and require that all Downstream Providers comply with applicable state and Federal laws and regulations including Medicare laws and regulations and CMS instructions.

4.                                      To not employ or contract with individuals excluded from participation in Medicare under Section 1128 or 1128A of the Social Security Act.

5.                                      To adhere to Medicare’s appeals, expedited appeals and expedited review procedures for HMO Members, including gathering and forwarding information on appeals to HMO, as necessary.

I.                                         ADOPTION OF MEDICARE RISK PROGRAM CONTRACT REQUIREMENTS

PPG agrees:

1.                                      That all contracts with Participating Providers must be signed and dated.

J.                                      DELEGATION

PPG agrees:

1.                                      To maintain delegated functions consistent with HMO’s requirements and to be compliant with M-C’s regulations and HMO’s policy and procedures as set forth in the HMO Seniority Plus Participating Provider Group Operations Manual.

2.                                      To comply with any applicable delegation requirements between HWO and PPG.

K.                                    PAYMENT AND FEDERAL FUNDS

PPG agrees:

1.                                      To pay claims promptly according to CMS standards and comply with all payment provisions of state and federal law.  CMS requires non-contracted provider claims to be paid within thirty (30) days of receipt and contracted provider claims to be paid within sixty (60) days of receipt

2.                                      That Member’s health services are being paid for with Federal funds, and as such, payments for such services are subject to laws applicable to individuals or entities receiving Federal funds.

L.                                     REPORTING AND DISCLOSURE

PPG agrees:

1.                                      To submit to HMO all data, including medical records, necessary to characterize the content and purpose of each encounter with Member.

2.                                      To submit and certify the completeness and truthfulness of all encounter data.

M.                                  PRIVATE FEE FOR SERVICE

PPG agrees:

1.                                      That contracts with private Fee-for-Service providers must specify uniform Fee-for-Service payment rates.

2.                                      That PPG cannot charge more than cost sharing and balanced billing amounts permitted under the applicable HMO plan.  HMO must specify cost sharing amounts, and balance billing may not exceed fifteen percent (15%) of uniform payment rate.

ADDENDUM C.1

PHARMACY SHARED RISK BUDGETS

For purposes of calculating PPG’s Pharmacy Budget, the specific amounts set forth below as a percent of the applicable CMS payment and the county premium, if any, are applicable.  In January, 2003 and thereafter on an annual basis, these amounts shall be revised, forwarded to PPG, and incorporated into the Agreement by reference

Effective: County	1/1/2002 to 2/28/2002 Percent	3/1/2002 to 12/31/2002 Percent

Alameda	0.00%	1.44%
Contra Costa	0.00%	1.73%
Kern	2.93%	2.93%
Los Angeles	5.74%	5.74%
Orange	8.82%	8.82%
Placer	2.33%	2.33%
Riverside	0.00%	0.00%
Sacramento	2.35%	2.35%
San Bemardino	0.00%	0.00%
San Diego	3.03%	3.03%
San Francisco	1.70%	1.70%
San Mateo	1.89%	1.89%
Santa Barbara	2.35%	2.35%
Santa Clara	1.93%	1.93%
Yolo	2.13%	2.13%

ADDENDUM C.2

DIVISION OF FINANCIAL RESPONSIBILITY

MATRIX OF HMO AND PPG CAPITATED SERVICES

MEDICARE BENEFIT PROGRAM

The following matrix outlines the division of financial responsibility between HMO, PPG and Hospital.  The matrix is intended only as a summary guide.  The applicable Subscriber’s Certificate should be consulted for an accurate and complete description of Covered Services and the PPG Operations Manual for clarification.

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
AIDS - Drugs	***	***	***
AIDS - Facility Component
AIDS - Professional Component
ALLERGY IMMUNOTHERAPY
ALLERGY TESTING
ALPHA-FETOPROTEIN
AMBULANCE
In Area (30 Mile Radius)
Out-of-Area
ANESTHESIOLOGY
BIOFEEDBACK
BLOOD/BLOOD PRODUCTS
Anologous/Homologous
Blood Bank

Storage and Collection of Blood
CHEMICAL DEPENDENCY
• Inpatient Facility Component
• Inpatient Professional Component
• Outpatient Facility Component
• Outpatient Professional Component
CHEMOTHERAPY
• Drugs, including Epogen, Neupogen and adjunctive therapies
• Facility Component
• Professional Component
CHIROPRACTIC (Medicare Approved)
COLOSTOMY SUPPLIES
CONSULTATIONS
COSMETIC SURGERY
(Medically Necessary)
Facility Component
Professional Component

CRITICAL CARE VISITS

R: Reinsurance purchased by PPG from HMO.  Claims shall be submitted to and processed by Health Net’s Claims Dept.

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
DENTAL SERVICES	***	***	***
(When a covered benefit)
• Facility Component
• Professional Component
DIAGNOSTIC TESTING – Outpatient Facility & Professional
DURABLE MEDICAL EQUIPMENT
• Outpatient
• Surgically Implanted
EMERGENCY ADMISSIONS – In-Area
• Facility Component
• Professional Component
EMERGENCY ADMISSIONS - Out-of-Area
• Facility Component
• Professional Component
EMERGENCY ROOM VISITS - In-Area
• Facility Component
• Professional Component
EMERGENCY ROOM VISITS – Out-of-Area
• Facility Component
• Professional Component
EXTENDED CARE/SKILLED NURSING FACILITY
• Facility Component
• Professional Component
GROWTH HORMONES
HEARING AIDS
HEMODIALYSIS
• Epogen, Neupogen
• Facility Component
• Professional Component
HOME HEALTH
HOME VISITS
HOSPICE
• Facility Component
• Professional Component
HOSPITAL BASED PHYSICIANS – Inpatient, Ambulatory Surgery or Emergency Room Admissions
• Professional Component
• Technical Component
IMMUNIZATIONS
INFANT APNEA MONITOR
INJECTABLES SELF ADMINISTERED

R: Reinsurance purchased by PPG from HMO.  Claims shall be submitted to and processed by Health Net’s Claims Dept.

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
INPATIENT VISITS	***	***	***
IVF & GIFT
• Facility Component
• Professional Component

LITHOTRIPSY
• Facility Component
• Professional Component

MATERNITY – Deliveries and Non-Deliveries
• Facility Component
• Professional Component
MEDICAL ADMISSIONS
• Facility Component
• Professional Component
MENTAL HEALTH - Inpatient
• Facility Component
• Professional Component
MENTAL HEALTH - Outpatient
• Facility Component
• Professional Component
OFFICE VISITS
PATIENT EDUCATION
PATHOLOGY – Inpatient, Ambulatory Surgery or Emergency Room
• Professional Component
• Technical Component
PATHOLOGY – Office
PATHOLOGY – Outpatient
• Professional Component
• Technical Component
PERIODIC EXAMS
PRE ADMISSION – Outpatient Laboratory, X-ray (within 72 hrs or related admission)
PROSTHETIC/ORTHOTIC DEVICES
• Outpatient
• Surgically Implanted
RADIOLOGY – Inpatient, Ambulatory Surgery or Emergency Room
• Professional Component
• Technical Component
RADIOLOGY – Office
RADIOLOGY – Outpatient
• Professional Component
• Technical Component

R: Reinsurance purchased by PPG from HMO.  Claims shall be submitted to and processed by Health Net’s Claims Dept.

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
SPEECH AND HEARING EXAMS	***	***	***
SUPPLIES- Medical, Surgical, Office
• Related to a Hospital Stay: Surgical Supplies, Equipment, etc...
• Related to an Outpatient Office Visit: Splints, Casts, Bandages, etc...

SUPPLIES, DIABETIC
Chem, Strips, Lancer, Needles, Syringes Glucometer
SURGERY - Inpatient
• Facility Component
• Professional Component
SURGERY - Office
SURGERY – Outpatient
• Facility Component
• Professional Component
THERAPEUTIC INJECTIONS
THERAPY: Physical, Occupational, Speech
• Inpatient
• Outpatient Office
TRANSPLANTS (Non-experimental)
• Covered Immunosupressives
• Facility Component
• Organ Procurement
• Professional Component

TRANSPLANT EVALUATIONS
• Facility
• Professional
URGENT CARE VISITS – In-Area
URGENT CARE VISITS - Out-of-Area
VISION CARE
• Exams and Medically Necessary Care
• Implanted Lenses (Cataract Surgery)
• Lenses and Frames (Non-Cataract)

R: Reinsurance purchased by PPG from HMO.  Claims shall be submitted to and processed by Health Net’s Claims Dept.